                                                 MONTHLY SERVICER'S CERTIFICATE

                                                 CARMAX AUTO SUPERSTORES, INC.
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                                                   CARMAX AUTO OWNER TRUST
                                                        SERIES 2003-1
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  Collection Period                                                                                       01/01/04-01/31/04
  Determination Date                                                                                              2/9/2004
  Distribution Date                                                                                              2/17/2004


  Pool Balance
  ------------

     1 .  Pool Balance on the close of the last day of the preceding
          Collection Period                                                                            $    377,075,817.29

     2 .  Collections allocable to Principal                                                           $     13,903,681.10

     3 .  Purchase Amount allocable to Principal                                                       $              0.00

     4 .  Defaulted Receivables                                                                        $        410,657.11

                                                                                                          -----------------
     5 .  Pool Balance on the close of the last day of the Collection Period                           $    362,761,479.08
          (Ln1 - Ln2 - Ln3 - Ln4)

     6 .  Initial Pool Balance                                                                         $    506,963,081.52

                                                                                   Beginning                    End
     7 .  Note Balances                                                            of Period                 of Period
                                                                            -----------------------------------------------

          a.Class A-1 Note Balance                                          $               0.00      $               0.00
          b.Class A-2 Note Balance                                          $     112,745,340.13      $     100,220,294.20
          c.Class A-3 Note Balance                                          $     119,000,000.00      $     119,000,000.00
          d.Class A-4 Note Balance                                          $      98,196,000.00      $      98,196,000.00
          e.Class B Note Balance                                            $      30,166,065.38      $      29,020,918.33
          f.Class C Note Balance                                            $      11,312,274.52      $      10,882,844.37
                                                                                -----------------         -----------------
          g.Note Balance (sum a - f)                                        $     371,419,680.03      $     357,320,056.89

     8 .  Pool Factors

          a.Class A-1 Note Pool Factor                                                 0.0000000                 0.0000000
          b.Class A-2 Note Pool Factor                                                 0.9092366                 0.8082282
          c.Class A-3 Note Pool Factor                                                 1.0000000                 1.0000000
          d.Class A-4 Note Pool Factor                                                 1.0000000                 1.0000000
          e.Class B Note Pool Factor                                                   0.7437760                 0.7155412
          f.Class C Note Pool Factor                                                   0.7437882                 0.7155529
                                                                                -----------------         -----------------
          g.Note Pool Factor                                                           0.7326367                 0.7048247

     9 .  Overcollateralization Target Amount                                                          $      5,441,422.19

    10 .  Current overcollateralization amount (Pool Balance - Note Balance)                           $      5,441,422.19

    11 .  Weighted Average Coupon                                                                      %             8.66%

    12 .  Weighted Average Original Term                                                              months         60.45

    13 .  Weighted Average Remaining Term                                                             months         47.47

  Collections
  -----------

    14 .  Finance Charges:

          a.Collections allocable to Finance Charge                                                    $      2,924,956.56
          b.Liquidation Proceeds allocable to Finance Charge                                           $            202.45
          c.Purchase Amount allocable to Finance Charge                                                $              0.00
                                                                                                          -----------------
          d.Available Finance Charge Collections (sum a - c)                                           $      2,925,159.01

    15 .  Principal:
          a.Collections allocable to Principal                                                         $     13,903,681.10
          b.Liquidation Proceeds allocable to Principal                                                $         36,835.08
          c.Purchase Amount allocable to Principal                                                     $              0.00
                                                                                                          -----------------
          d.Available Principal Collections (sum a - c)                                                $     13,940,516.18

    16 .  Total Finance Charge and Principal Collections (14d + 15d)                                   $     16,865,675.19

    17 .  Interest Income from Collection Account                                                      $          7,562.12

    18 .  Simple Interest Advances                                                                     $              0.00

                                                                                                          -----------------
    19 .  Available Collections (Ln16 + Ln17 + Ln18)                                                   $     16,873,237.31

  Required Payment Amount
  -----------------------

    20 .  Total Servicing Fee
          a.Monthly Servicing Fee                                                                      $        314,229.85
          b.Amount Unpaid from Prior Months                                                            $              0.00
          c.Amount Paid                                                                                $        314,229.85
                                                                                                          -----------------
          d.Shortfall Amount (a + b - c)                                                               $              0.00

    21 .  Class A Noteholder Interest Amounts
          a.Class A-1 Monthly Interest                                                                 $              0.00
          b.Additional Note Interest related to Class A-1 Monthly Interest                             $              0.00
          c.Interest Due on Additional Note Interest related to Class A-1 Monthly Interest             $              0.00
                                                                                                          -----------------
          d.Total Class A-1 Note Interest (sum a - c)                                                  $              0.00

          e.Class A-2 Monthly Interest                                                                 $        115,563.97
          f.Additional Note Interest related to Class A-2 Monthly Interest                             $              0.00
          g.Interest Due on Additional Note Interest related to Class A-2 Monthly Interest             $              0.00
                                                                                                          -----------------
          h.Total Class A-2 Note Interest (sum e-g)                                                    $        115,563.97

          i.Class A-3 Monthly Interest                                                                 $        159,658.33
          j.Additional Note Interest related to Class A-3 Monthly Interest                             $              0.00
          k.Interest Due on Additional Note Interest related to Class A-3 Monthly Interest             $              0.00
                                                                                                          -----------------
          l.Total Class A-3 Note Interest (sum i-k)                                                    $        159,658.33

          m.Class A-4 Monthly Interest                                                                 $        176,752.80
          n.Additional Note Interest related to Class A-4 Monthly Interest                             $              0.00
          o.Interest Due on Additional Note Interest related to Class A-4 Monthly Interest             $              0.00
                                                                                                          -----------------
          p.Total Class A-4 Note Interest (sum m-o)                                                    $        176,752.80

    22 .  Priority Principal Distributable Amount                                                      $              0.00

    23 .  Class B and Class C Noteholder Interest Amounts
          a.Class B Monthly Interest                                                                   $         52,036.46
          b.Additional Note Interest related to Class B Monthly Interest                               $              0.00
          c.Interest Due on Additional Note Interest related to Class B Monthly Interest               $              0.00
                                                                                                          -----------------
          d.Total Class B Note Interest (sum a-c)                                                      $         52,036.46

          e.Class C Monthly Interest                                                                   $         30,071.80
          f.Additional Note Interest related to Class C Monthly Interest                               $              0.00
          g.Interest Due on Additional Note Interest related to Class C Monthly Interest               $              0.00
                                                                                                          -----------------
          h.Total Class C Note Interest (sum e-g)                                                      $         30,071.80

    24 .  Required Payment Amount (Sum: Ln 20 - Ln 23)                                                 $        848,313.21

    25 .  Regular Principal Distributable Amount                                                       $     14,099,623.14

    26 .  Unreimbursed Servicer Advances                                                               $              0.00

  Available Funds
  ---------------

    27 .  Available Collections                                                                        $     16,873,237.31

    28 .  Reserve Account Draw Amount                                                                  $              0.00
                                                                                                          -----------------

    29 .  Available Funds                                                                              $     16,873,237.31

  Collection Account Activity
  ---------------------------

    30 .  Deposits
          a.Total Daily Deposits of Finance Charge Collections                                         $      2,925,159.01
          b.Total Daily Deposits of Principal Collections                                              $     13,940,516.18
          c.Withdrawal from Reserve Account                                                            $              0.00
          d.Interest Income                                                                            $          7,562.12
                                                                                                          -----------------
          e.Total Deposits to Collection Account (sum a - d)                                           $     16,873,237.31

    31 .  Withdrawals
          a.Servicing Fee and Unreimbursed Servicer Advances                                           $        314,229.85
          b.Deposit to Note Payment Account for Monthly Note Interest/Principal                        $     14,633,706.50
          c Deposit to Reserve Account                                                                 $              0.00
          d Excess Funds (Deposit to Certificate Payment Account for payment to Certificateholder)     $      1,925,300.97
                                                                                                          -----------------
          e Total Withdrawals from Collection Account(sum a - d)                                       $     16,873,237.31

  Note Payment Account Activity
  -----------------------------

    32 .  Deposits
          a.Class A-1 Interest Distribution                                                            $              0.00
          b.Class A-2 Interest Distribution                                                            $        115,563.97
          c.Class A-3 Interest Distribution                                                            $        159,658.33
          d.Class A-4 Interest Distribution                                                            $        176,752.80
          e.Class B Interest Distribution                                                              $         52,036.46
          f.Class C Interest Distribution                                                              $         30,071.80
          g.Class A-1 Principal Distribution                                                           $              0.00
          h.Class A-2 Principal Distribution                                                           $     12,525,045.94
          I.Class A-3 Principal Distribution                                                           $              0.00
          j.Class A-4 Principal Distribution                                                           $              0.00
          k.Class B Principal Distribution                                                             $      1,145,147.05
          l.Class C Principal Distribution                                                             $        429,430.15
                                                                                                          -----------------
          m.Total Deposits to Note Payment Account (sum a - l)                                         $     14,633,706.50

    33 .  Withdrawals
          a.Class A-1 Distribution                                                                     $              0.00
          b.Class A-2 Distribution                                                                     $     12,640,609.91
          c.Class A-3 Distribution                                                                     $        159,658.33
          d.Class A-4 Distribution                                                                     $        176,752.80
          e.Class B Distribution                                                                       $      1,197,183.51
          f.Class C Distribution                                                                       $        459,501.95
                                                                                                          -----------------
          g.Total Withdrawals from Note Payment Account (sum a - f)                                    $     14,633,706.50

  Certificate Payment Account Activity
  ------------------------------------

    34 .  Deposits
          a.Excess Funds                                                                               $      1,925,300.97
          b.Reserve Account surplus                                                                    $          1,298.01
                                                                                                          -----------------
          c Total Deposits to Certificate Payment Account (sum a - b)                                  $      1,926,598.98

    35 .  Withdrawals
          a.Certificateholder Distribution                                                             $      1,926,598.98
                                                                                                          -----------------
          b.Total Withdrawals from Certificate Payment Account                                         $      1,926,598.98

  Required Reserve Account Amount
  -------------------------------

    36 .  Lesser of: (a or b)
          a.  $2,534,815.41                                                                            $      2,534,815.41
          b.  Note Balance                                                                             $    357,320,056.89

    37 .  Required Reserve Account Amount                                                              $      2,534,815.41


  Reserve Account Reconciliation
  ------------------------------

    38 .  Beginning Balance (as of Preceding Distribution Date)                                        $      2,534,815.41
    39 .  Investment Earnings                                                                          $          1,298.01
    40 .  Reserve Account Draw Amount                                                                  $              0.00
                                                                                                          -----------------
    41 .  Reserve Account Amount (Ln 38 + Ln39 - Ln40)                                                 $      2,536,113.42
    42 .  Deposit from Excess Available Funds                                                          $              0.00
    43 .  Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount                 $          1,298.01
    44 .  Ending Balance (Ln41 + Ln42 - Ln43)                                                          $      2,534,815.41
    45 .  Reserve Account Deficiency (Ln37 - Ln44)                                                     $              0.00

  Instructions to the Trustee
  ---------------------------

    46 .  Amount to be deposited from the Reserve Account into the Collection Account                  $              0.00
    47 .  Amount to be paid to Servicer from the Collection Account                                    $        314,229.85
    48 .  Amount to be deposited from the Collection Account into the Note Payment Account             $     14,633,706.50
    49 .  Amount to be deposited from the Collection Account into the Certificate Payment Account      $      1,925,300.97
    50 .  Amount to be deposited from the Collection Account into the Reserve Account                  $              0.00
    51 .  Amount to be deposited from the Reserve Account into the Certificate Payment Account for
          payment to the Certificateholder if Reserve Account Balance exceeds Required Reserve Amount  $          1,298.01
    52 .  Amount to be paid to Class A-1 Noteholders from the Note Payment Account                     $              0.00
    53 .  Amount to be paid to Class A-2 Noteholders from the Note Payment Account                     $     12,640,609.91
    54 .  Amount to be paid to Class A-3 Noteholders from the Note Payment Account                     $        159,658.33
    55 .  Amount to be paid to Class A-4 Noteholders from the Note Payment Account                     $        176,752.80
    56 .  Amount to be paid to Class B Noteholders from the Note Payment Account                       $      1,197,183.51
    57 .  Amount to be paid to Class C Noteholders from the Note Payment Account                       $        459,501.95
    58 .  Amount to be paid to Certificateholders from the Certificate Payment Account with respect
          to Excess Funds and Reserve Account surplus                                                  $      1,926,598.98

  Net Loss and Delinquency Activity
  ---------------------------------

    59 .  Net Losses with respect to preceding Collection Period                                       $        373,619.58

    60 .  Cumulative Net Losses                                                                        $      1,692,204.71

    61 .  Cumulative Net Loss Percentage                                                                      0.3338%

    62 .  Delinquency Analysis                                                     Number of                 Principal
                                                                                     Loans                    Balance
                                                                            -----------------------------------------------

          a.31 to 60 days past due                                                    355              $      3,152,933.50
          b.61 to 90 days past due                                                    138              $      1,162,082.79
          c.91 or more days past due                                                   56              $        415,804.31
                                                                            -----------------------------------------------
          d.Total (sum a - c)                                                         549                     4,730,820.60



  IN WITNESS WHEREOF, the undersigned has duly executed this certificate on February 09, 2004.

  CARMAX AUTO SUPERSTORES, INC.
  ==========================================================================
  As Servicer

  By:            /s/ Keith D. Browning
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  Name:          Keith D. Browning
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  Title:         Executive Vice President and Chief Financial Officer
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